Exhibit 99.1

Waste Services Inc. Investor Presentation

Safe Harbor for Forward-Looking Statements Certain matters discussed in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company's future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this presentation. Factors which could materially affect such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company's Form 10-K for the year ended December 31, 2007. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Company Overview Leading North American Solid Waste Operator Projected 2008 Revenue of $470-$490 million 2007 Revenue at $461 million Internal Growth Rate over 3-4% Projected 2008 Adjusted EBITDA of $105 to $110 million Projected Normalized EPS $0.30 to $0.35

Company Overview Refinanced credit facilities on October 8th, 2008 5 Year, $300 million at L+350bps US $40mm term loan C $ 132mm term loan $140 million dual-currency revolving credit line Tax efficient, Cash flow efficient and a natural balance sheet currency hedge

Key Strategy - operate in markets where we can obtain competitive advantages Operational economies of scale Preferential disposal alternatives Successful business model concentrated in three vertically-integrated regions Eastern Canada - Ontario Western Canada - Alberta and British Columbia Florida Company Overview

Formerly Known As Capital Environmental Resource Inc. Formed from merger spin-offs in Canada IPO June 1999 Ill-fated U.S. Expansion, flawed business plan Change in Control September 2001 Replacement of Board and Key management positions Migration to U.S. Corp in July 2004 - NASDAQ WSII Company Overview

Key Acquisitions since September 2001 WSI landfill in Ottawa February 2002 JED landfill in Florida May 2003 Allied North and Central Florida December 2003 Florida Recycling Services April 2004 Company Overview

Key Acquisitions since September 2001 (continued) Liberty Hauling May 2006 Sun Country Landfill June 2006 SLD landfill and Pro Disposal December 2006 Allied Miami March 2007 WCA West Florida operation June 2007 Company Overview

Senior Management Team The Company has one of the most experienced management teams in the solid waste industry David Sutherland-Yoest President & Chief Executive Officer Over 25 years industry experience Former SVP - Atlantic Region, Waste Management Former Vice Chairman, President & COO, USA Waste Ivan Cairns EVP, General Counsel & Corporate Secretary Over 20 years industry experience Former SVP & General Counsel of Laidlaw International Inc. Ed Johnson EVP & Chief Financial Officer Over 20 years of senior finance experience Former CFO at Attwoods Plc Bill Hulligan EVP, Florida Over 30 years industry experience Former President, Waste Management North America Rob Ross EVP, Eastern Canada Over 20 years industry experience Former COO, Waste Services, Inc. (Ottawa)

Diversified Revenue Base Geography Line of Business LTM 9.30.08

Business Overview Canada Free cash flow generator with strong organic growth Leading market positions in Ontario, Alberta and British Columbia Disposal advantages in Ottawa and Vancouver Anticipated disposal advantages in Edmonton and Calgary by 2010 CAGR for revenue at 8.7% and EBITDA at 16.1% from 2002 to 2007

United States Free cash flow positive in 2007 - strategic assets provide pricing power in market Leading market positions in Miami, Orlando and Tampa Long life disposal sites with transfer network - Landfill volume growth from -0- in 2003 to 8,689 tons-per-day in Q308 Disposal advantages in Orlando and Naples / Ft. Myers Improving disposal advantage in Miami Business Overview

Canadian Market Geography Line of Business LTM 9.30.08

Canadian Strategy Repeatable, predictable revenue stream Consistent price increases since inception Internal Revenue growth 12% from 2006 to 2007 - 11.8% YTD 2008 Gain critical regional collection density & market share Leading market share in local markets Operating cost levels provide competitive advantage

Canadian Strategy Upside to revenue base and profit margin EBITDA Margin improved from 22.3% to 25.7% from 2004 to 2007 Pricing leverage remains strong Organic growth prospects remain strong Cost reductions under way New transfer station in Ottawa with long-term disposal source Coronation Landfill positioned to benefit from rising Alberta tipping fees

Canada Operations - Eastern Canada Benefits from leading position in key markets (#1 & #2 market share) 288 routes 270,000 customers Profitable municipal contract opportunities Target volume growth at Ottawa landfill Tuck-in acquisitions 15 collection ops, 11 transfers, 5 MRFs, 1 landfill (C&D) The Company is a leading competitor throughout Ontario Collection Transfer Station Landfill ? MRF ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

Canada Operations - Western Canada The Company is a leading competitor in Alberta and British Columbia ? ? ? ? ? ? ? ? ? 9 collection ops, 3 transfer stations, 1 MRF, 2 landfills Benefits from leading position in key markets (#1 or #2) 181 routes 283,000 customers Dominant service provider in Edmonton market Long-lived class 1 landfill in Alberta Collection Transfer Station Landfill ? MRF ? ?

United States Market Geography Line of Business Entire US Business in the State of Florida Commercial Landfill Residential Industrial Transfer Other LTM 9.30.08

United States Strategy Florida market over $3 billion #3 company behind WM and RSG Historically one of fastest growing GDP rates in U.S. Supports above average organic growth rates over long term Disposal based focus Increase volumes into all landfill sites Improve price per ton Secure market share growth

United States Strategy Margin improvement opportunities Continue cost control discipline Increase low priced accounts - continual route audits Price increase or cancel low margin municipal contracts Improve internalization rates from Miami transfer station to JED Leverage dominant C&D disposal position in Naples / Ft. Myers Re-open Sanford transfer station to feed volume to JED

Florida Operations #3 in market share, #2 in disposal capacity 10 Collection, 7 MRFs, 8 Transfer Stations & 3 Landfills 343 Routes and 525,000 customers Critical density and strategically located disposal network provide enhanced pricing leverage ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? JED Landfill WMI Okeechobee ? ? Collection ? Landfill Transfer Station MRF ?

Current Operating Environment Economic recession in Florida, weakening in Canada Operations effected by: Declines in contaminated soils to landfills Oil field waste in Alberta Development projects in Florida Car shredding "auto fluff" to landfills Commodity prices for recyclables Increase in service reductions and customers going out of business Reduced Construction and Demolition debris removal and disposal

Current Operating Environment Operations protected by: High percentage of collection customers under long term contract MSW business sold on service basis not sensitive to waste volume fluctuations Fuel surcharges Commodity surcharges on recycling customers Pricing discipline in industry Ability to increase free cash flow in times of limited volume growth

Operating Initiatives Cost management Restructuring commenced in October 2008 and is expected to be completed in Q408 Corporate overhead to be reduced by $4-5 million on an annualized basis Pro forma effect of reduction expected to increase EPS by 4 to 5 cents per share Wage and hiring freeze implemented for 2009 Increase return on capital employed and free cash flow Reduce 2009 CAPX below $40mm (from $60mm) Pay down debt

Operating Initiatives Revenue management Maintain pricing discipline Continue to aggressively target under-priced accounts Landfill volumes Fully utilize transfer station network - Sanford and Miami Further improve internalization rates Selective tuck-in acquisitions to capture additional market share and disposal volumes

WSI FINANCE

Key Operating Trends Strong Price Increase Results (All figures exclude discontinued operations)

Key Operating Trends Consistent Improvement in Performance SGA is adjusted to exclude the unusual and non-recurring charges used to compute Adjusted EBITDA. See explanation of Adjusted EBITDA on page 38. Operating expense is adjusted to exclude disposal and pass through expenses such as sub-contracting cost. (All figures exclude discontinued operations)

Financial Summary 04-07: CAGR: 20.1% 04-07: CAGR: 48.3% Adjusted EBITDA Revenue Growth Acquisitions Price increases (6.2% in 2006, 5% in 2007) Organic Volume Growth Income Growth Price Increases Volume growth over existing assets Increased landfill volumes (high operating leverage) Revenue Management Elimination of low or zero margin municipal contracts

Interest and Taxes Interest expense Benefiting from reduced LIBOR Reduction of debt from proceeds of Jacksonville divestiture and cash flow Refinancing of credit facilities completed on October 8th, 2008 Taxes High effective tax rate due to accounting rules, will reverse in future years Normalized effective tax rate of 36% Debt in Canada to help offset Canadian profits where Waste Services is a cash tax payer

Road Map to Profits 2008 Guidance provided by company Revenue $470-$490 million Adjusted EBITDA of approximately $105-$110 million CAPX $55 to $60 Million - $20 - $25 million in growth CAPX Normalized EPS from continuing operations of $0.30 to $0.35 per share1 (1) Normalized EPS is defined as earnings per share as adjusted to reflect the average statutory income tax rate estimated at 36%, and excludes write-off of finance costs on prior credit facility and other expected one-time charges relating to restructuring

Adjusted EBITDA Trend Adjusted EBITDA CAGR (2005-2007) of 48% LTM Adjusted EBITDA by Quarter

Investor Considerations Recession resistant business 90% of collection customers are on 3-5 year or long term contracts Fuel and commodity surcharges provide partial shield from cost fluctuations Residential waste does not fluctuate with economy Temporary roll-off business bottomed out in Feb/08 so no further significant loss in revenue Strategic footprint of long-lived disposal networks can be leveraged for continued price escalation Intrinsic value indicated by Jacksonville divestiture

Financial Summary (1) Explanation of Adjusted EBITDA provided on page 38 (US$ millions)

Refinancing New dual-currency credit facility totaling $300mm 5 year term, LIBOR + 350 (and comparable CA rate) Term debt in the amount of US$39.9mm and C$132.1mm in the US and Canada respectively Dual-currency revolver facility of US$139.6mm Term loan amortization/year: 5%, 10%, 15%, 20%, 50% Rating agencies Moody's affirmed ratings - changed outlook to positive Standard & Poor's affirmed ratings - upgraded to stable

Capitalization and Credit Statistics Consistent Improvement in credit profile

Key Investment Themes Stock price at substantial discount to intrinsic value Long-lived disposal assets in attractive markets Stable revenue and cash flow streams Recession-resistant business, providing a necessary and essential service Diversified revenue by geography, waste stream and customer Majority of revenue under 1-5 year contracts Strong market positions with critical mass in Canada and Florida Experienced management team

EBITDA as defined in our credit agreement ("Adjusted EBITDA") are non-GAAP measures used by management to measure performance. We also believe that these measures may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. Our lenders also use Adjusted EBITDA to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. EBITDA and Adjusted EBITDA are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies. Includes foreign exchange gains and losses, corporate office relocation costs, severance, certain legal expenses and other non- cash expenses. Appendix: Reconciliation with Reported Net Income (Loss)

Waste Services Inc.